Exhibit 99.1 Cerecor Corporate Highlights March | 2019

Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Cerecor’s control), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Cerecor’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: our 2018 outlook; the development of product candidates or products; potential attributes and benefits of product candidates; the expansion of Cerecor’s drug portfolio, Cerecor’s ability to identify new indications for its current portfolio; and new product candidates that could be in-licensed, and other statements that are not historical. These statements are based upon the current beliefs and expectations of Cerecor’s management but are subject to significant risks and uncertainties, including: risks associated with acquisitions, including the need to quickly and successfully integrate acquired assets and personnel; Cerecor’s cash position and the potential need for it to raise additional capital; reliance on key personnel, including Mr. Greenleaf; drug development costs and timing (including government shutdowns); and those other risks detailed in Cerecor’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Cerecor expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Cerecor’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. 2|

Cerecor is an integrated biopharmaceutical company developing innovative therapies at the cutting edge of science. Our pipeline filled with forward-thinking ideas propels us forward. We are driven to change the lives of patients with rare orphan diseases in pediatrics and neurology. Driven by Science | Inspired by Hope

Cerecor Today Focused on Advancing R&D, while Optimizing Commercial Capabilities • Emerging clinical & early-stage pipeline Innovative • Three 505(b)(2) programs with expedited path to NDA Pipeline • Focus on orphan, neurological & pediatric diseases Commercial • Building a commercial capability Footprint • Pediatric franchise generating positive cash flow Transforming • Fully-integrated commercial and R&D organization Cerecor • New management team with proven track record 4|

Overview 1 Management Team 2 Historical Milestones 3 Neurology & Pediatric Rare Disease Pipeline 4 Commercial Pediatric Portfolio 5 Strategic Growth Plans and Outlook 6 Financial Highlights 5|

Management Team

Extensive experience in development and commercialization

Peter S. Greenleaf
President & CEO

20+ years industry experience
- Chairman and CEO, Sucampo Pharmaceuticals
- CEO, Histogenics Corporation
- President, MedImmune Ventures
- Manager, Centocor Biotech (Johnson & Johnson)

Matthew V. Phillips
Chief Commercial Officer

25+ years industry experience
- President and COO of Zylera Pharmaceuticals
- Executive Director, Victory Pharma
- Director, Eisai Co, Ltd.
- Account Manager, Dura Pharmaceuticals, Inc.

Joseph Miller
Chief Financial Officer

20+ years
- Vice President of Finance, Sucampo Pharmaceuticals
- Senior Director of Accounting, Qiagen
- Chief Financial Officer, Eppendorf 5Prime
- Certified Public Accountant

James A. Harrell
EVP Marketing, Investor Relations

25+ years industry experience
- Sr. Vice President | Principal The NSCI Group
- General Manager Specialty Pharmaceuticals, Covidien
- Vice President Marketing Pediatric Infectious Disease, MedImmune
- Sr. Director Marketing IMIDs, Centocor a J&J Company
- Hospital Specialist, ATOD Rhone Poulenc Rorer

Dr. Pericles Calias
Chief Scientific Officer & Head of R&D

20+ years industry experience
- V.P. Global CMC & Development, Sucampo Pharmaceuticals
- CSO, Pharming Group
- Sr. Director Rare CNS Diseases and Device Lead, Shire plc
- Sr. Director Drug Delivery and Chemistry, Eyetech Pharmaceuticals
- Ph.D., Tufts University, Bioorganic Chemistry

Patrick Crutcher
VP Business Development

8+ years industry experience
- Chairman, President at Ichorion Therapeutics
- SVP, Business Development at Vyera Pharmaceuticals
- BD Analyst at Retrophin
- MSc, CPhil in Statistics, UCLA

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CERECOR

Historical Milestones Management Change 2013 2014 2015 2016 2017 2018 CERC-301 Cerecor IPO Acquisition Acquisition CERC-406 October 15, 2015 TRx Pharma Avadel (AVDL) (Zylera) Pediatric assets Acquired worldwide rights of two NMDA receptors from Merck CERC-501 CERC-611 CERC-501 Acquisition Acquired worldwide Acquired worldwide Sold to Janssen Ichorion rights from Eli Lilly rights from Eli Lilly Rare Disease Pipeline CERC-301 Enters Phase 1 study for nOH 7|

Cerecor Evolution

MERCK | Lilly › Zylera Pharmaceuticals | Avadel › Ichorion Therapeutics

Neurological Disorders	Pediatric Franchise	Pediatric Rare Diseases
Innovative Approaches to CNS Diseases	**FDA-Approved Products**	**505(b)(2) Assets & Platform Chemistry**
• CERC-301 • CERC-406 • CERC-501 • CERC-611	• Poly-Vi-Flor® | Tri-Vi-Flor® • Karbinal™ ER • AcipHex® Sprinkle™ • Cefaclor • Flexichamber™ • Millipred® | Veripred® • Ulesfia®	• CERC-801 • CERC-802 • CERC-803 • CERC-913
In-Licensed Pipeline CNS Assets	**Capability & Cash Flow**	**Robust Orphan Rare Disease Pipeline**

CERECOR

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Emerging Clinical & Early-Stage Pipeline

Division	Program	Mechanism of Action	Target Indication	Development Stage
Pediatric Division	CERC-801	D-Galactose replacement	PGM1 Deficiency	*Phase 1* *505(b)(2)*
Pediatric Division	CERC-802	D-Mannose replacement	MPI Deficiency	*IND-Enabling* *505(b)(2)*
Pediatric Division	CERC-803	L-Fucose replacement	CDG-IIc	*IND-Enabling* *505(b)(2)*
Pediatric Division	CERC-913	Nucleoside replacement	DGUOK Deficiency	IND-Enabling
Neurology Division	CERC-301	GluN2B selective, NMDA Receptor antagonist	Neurogenic Orthostatic Hypotension	Phase 1 POC
Neurology Division	CERC-406	CNS-targeted, COMT inhibitor (2nd Gen)	Parkinson's Disease	IND-Enabling
Neurology Division	CERC-611	TARP-γ8 dependent AMPA Receptor antagonist	Partial Onset Seizures	Phase 1 Ready

Denotes Pediatric Program and Expedited 505(b)(2) Approval Pathway

Denotes Pediatric Program

Denotes Neurology Program

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CERECOR

Market Potential



World-Wide Estimated Patient Populations
Develop Internally & Commercialize Independently
Early Clinical (Ph1/2) Proof-of-Concept with Optionality
Ultra Rare Pediatric Orphan Diseases
Larger CNS Indications
500
250
50
500
700k
1.9M
40M
CERC-801
PGM1 Deficiency
CERC-802
MPI Deficiency
CERC-803
CDG-IIc
CERC-913
DGUOK Deficiency
CERC-301
nOH*
CERC-406
Parkinson's Disease
CERC-611
Epilepsy

*Orphan Disease Designation Eligibility with ≤ 200,000 Patients Estimated in the U.S.

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R&D Milestones

Multiple value generating inflection points over next 12 to 18 months

	Program	Target Indication	Upcoming Milestone
Metabolic Disorders	CERC-801*	PGM1 Deficiency	Phase I Data 1H19
	CERC-802*	MPI Deficiency	IND Filing 1H19
	CERC-803*	CDG-IIc	IND Filing 2020
	CERC-913	DGUOK Deficiency	IND Filing 2020
Neurology Disorders	CERC-301	Neurogenic Orthostatic Hypotension	Phase I Data 1H19
	CERC-406	Parkinson's Disease	IND Filing 1H20
	CERC-611	Partial Onset Seizures	Under Strategic Review

11| *505(b)(2) Pathway

CERECOR

Congenital Disorders of Glycosylation (CDGs) Orphan diseases with an estimated prevalence of 1 in 100,000 • Genetic diseases that result in impaired glycoprotein production and function • Glycoproteins are critical for cell structure and function, particularly for circulating proteins and enzymes such as hormones and coagulation factors • Improper sugar architecture diminishes and/or disrupts protein function • Patients typically have multi-organ disfunction, some with nervous system involvement, including: structural abnormalities, myopathies, coagulopathies, hypoglycemic episodes, epileptic seizures and developmental delay • High morbidity and mortality diseases with approximately 25% childhood mortality 12|

CERC-800s Substrate replacement therapies for CDGs Monogenic disorders resulting in glycosylation defects with broad clinical spectrum, including life-threatening complications Multi-system disease manifestation in PGM1 Deficiency CERC-801 D-Galactose leads to significant improvement in key clinical symptoms Life-threatening gastrointestinal disorder in MPI Deficiency CERC-802 D-Mannose rapidly resolves hematological & intestinal abnormalities Immunodeficiency with CNS impairment in CDG-IIc CERC-803 L-Fucose normalizes cell counts & reduces infection risk Ultra-orphan IEMs with serious and life-threatening medical needs • <500 patients WW per indication • High pediatric morbidity & mortality No approved treatments 13|

CERC-800s

Substrate replacement therapies for CDGs

Oral, small molecule, naturally occurring monosaccharides used as standards-of-care for CDGs

- Safe
- Efficacious
- Rapid Onset of Action



OH
HO
O
HO
OH
OH

D-Galactose



OH
HO
O
HO
OH
OH

D-Mannose



HO
O
HO
OH
OH

L-Fucose

Eligibility	CERC-801	CERC-802	CERC-803
505(b)(2) NDA Pathway	✓	✓	✓
NCE 5-yrs Exclusivity	✓	✓	✓
ODD 7-yrs Exclusivity	✓	✓	✓
Priority Review Voucher	✓	✓	✓
EMA ODD 10-yrs Exclusivity	✓	✓	✓

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CERECOR

CERC-800s
Substrate replacement therapies for CDGs

Retrospective chart reviews & registry data have been successfully used to minimize or obviate prospective clinical studies

Developer	Therapeutic (Indication)	Pivotal Study Strategy
RECORDATI	Carbaglu (NAGS Deficiency)	Retrospective case series summary (13/23 patients with complete data) & 3 patients treated prospectively (2010)
ASKLEPION PHARMACEUTICALS, LLC	Cholbam (Bile Acid Disorders)	Case report form from retrospective chart review of patients in open-label, single-arm Expanded Access Protocol (2015)
Provepharm	ProVay Blue (Acquired Methemoglobinemia)	Retrospective case reports from a multicenter chart review in addition to cases found in published literature (2016)
VERTEX	Kalydeco (Cystic Fibrosis)	Expanded label (from 10 mutations to 33) based on registry data & mechanistic information from lab studies (2017)
genzyme	Lumizyme (Pompe Disease)	Reference to survival data from an international registry of infantile-onset disease demonstrating mortality benefit (2010)

CERECOR INVITAE

CDG Connect Patient Insights Network (PIN)
https://connect.invitae.com/org/cdg

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CERECOR

CERC-913

ProTide Nucleotide for Deoxyguanosine Kinase (DGUOK) Deficiency

Overcome key limitations of direct substrate replacement: Stability, Permeability & Kinase Bypass extracellular
intracellular
Substrate
CERC-913
Substrate Monophosphate
Unstable in plasma
Low permeability
Active Transport
Loss of function
Phenotypic Rescue
passive diffusion
intracellular activation
Stable in plasma
Good permeability

CERC-913 Attributes

- Proof-of-concept in patient-derived & animal-based disease models
- ProTide similar to advanced clinical candidates & approved drugs
- Metabolite ID & PK profile in dog support translational PKPD

CERECOR

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CERC-301 NR2B selective NMDA receptor antagonist for nOH Autonomic nervous system fails to regulate vasoconstriction due to underlying neurological disease • Rapid and significant (20mm Hg) drop in blood pressure caused by postural change • Increased risk of falls or injury, leading 1 in 5 to decreased quality of life • Estimated less than 200,000 patients Parkinson’s Patients in the U.S. (ODD eligible) Experience nOH • Single FDA-Approved therapy, Northera̺ (droxidopa) – Effectiveness beyond 2 weeks of treatment has not been established – Significant proportion of non-responders (>1/3 in pivotal study) – Estimated 2018 revs ~$270mm 17|

CERC-301 NR2B selective NMDA receptor antagonist for nOH Initiated Phase 1 study of CERC-301 in Parkinson’s patients diagnosed with nOH CERC-301 Clinical Database • Established safety profile in ~400 patients and healthy volunteers • Multiple studies demonstrate rapid, durable & dose-dependent increase in Systolic Blood Pressure (SBP) Time (h) 18|

CERC-301 NR2B selective NMDA receptor antagonist for nOH Opportunity to rapidly demonstrate proof-of-concept in patients Phase 1 SAD in PD patients with nOH Visit 1 Visit 2 Visit 3 Visit 4 Visit 5a Arm 1 Enrollment • 12 active centers in US pbo 8 mg 12 mg 16 mg 20 mg (n = 5) • N = 20 (8, 12, 16 & 20 mg) Arm 2 • Double-blind, randomized, 8 mg pbo 12 mg 16 mg 20 mg Design (n = 5) pbo-controlled • Interim Analysis at 10 patients Arm 3 8 mg 12 mg pbo 16 mg 20 mg (n = 5) • Safety, Tolerability & PK Endpoints • BP measurement Arm 4 8 mg 12 mg 16 mg pbo 20 mg • Symptomatic assessment (n = 5) • 5 visits (7 to 10 days apart), 4 single escalating doses of CERC-301 or placebo • Assess safety, tolerability & PK • Measure BP effects during orthostatic challenge(s) • Symptomatic assessment (OHSA Item #1) at each visit 19| a Randomized 4:1

CERC-406 COMT inhibitor for Parkinson’s Disease Next generation, CNS-penetrant COMT inhibitor to enhance efficacy and minimize toxicity seen with 1st generation therapies • As PD progresses the therapeutic window of L-Dopa becomes smaller, increasing the on/off periods Extended ‘on’ Time A Typical Day (‘on’ time) (‘on’ Controlled Symptoms Adequately Medication Starts to Work Time PD PD PD Medication Medication Medication (‘off’ time) Controlled Adequately levodopa/dopa-decarboxylase inhibition plus COMT inhibition Symptoms Not Symptoms levodopa/dopa-decarboxylase inhibition COMT inhibitors are taken with levodopa to reduce off-time and increase on-time without dyskinesia 20| Figure Source: European Parkinson’s Disease Association (EPDA)

CERC-406 COMT inhibitor for Parkinson’s Disease COMT inhibition provides an in vivo biomarker for target engagement by measuring DOPAC and HVA • COMT regulates dopamine (levodopa) breakdown via the conversion of dihydroxyphenyl-acetic acid (DOPAC) to homovanillic acid (HVA) 1st Gen COMT Drawbacks / CSF Biomarkers: Inhibitors Marketing Status Single, 100 mg/kg CERC-406 dose in rats black box warning Tolcapone generic peripherally-restricted Entacapone generic peripherally-restricted Opicapone NDA 1H19* 21| *Projected

CERC-611

TARP-γ8 dependent AMPA receptor antagonist for partial onset seizures

Phase 1-ready candidate with therapeutic potential for partial onset seizures in patients with epilepsy

Significant Unmet Need

- Epilepsy affects over 65 million patients worldwide
- 30%-40% of patients refractory; high degree of poly-pharmacy common
- All anti-seizure drugs have side effects (e.g. motoric) limiting use and the timely achievement of therapeutic dose levels

Unique Mechanism of Action

- AMPA receptors mediate fast synaptic neurotransmission within the CNS and are a proven target for anti-seizure efficacy
- CERC-611 is the first known AMPA receptor antagonist that selectively targets the hippocampus
- CERC-611 shows lack of motoric impairment at efficacious exposures in animal models of epilepsy

Ongoing discussions with the FDA regarding appropriate dosing regimen

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CERECOR

Overview 1 Management Team 2 Historical Milestones 3 Neurology & Pediatric Rare Disease Pipeline 4 Commercial Pediatric Portfolio 5 Strategic Growth Plans and Outlook 6 Financial Highlights 23|

Building Commercial Capabilities in Pediatrics Eight commercial products promoted across 42 U.S. Territories Fully-integrated commercial team with revenues reinvested into operations and R&D Capability-Building: Sales, Operations, Regulatory, Marketing and Training 24|

Why Pediatrics? Pediatrics Represents a Focused, Defined and Specific Patient Population Treated by One Specialty Segment Our Existing Pediatric Product Portfolio May be Used in Up To 75% of the Top 25 Pediatric Diagnosis Codes Top 25 Pediatric Codes 2013 AAP Pediatric Coding Newsletter1 1. Routine Child Health Examination 9. Dermatitis 17. Influenza with Respiratory Manif. 2. Acute Upper Respiratory Infection 10. Attention-Deficit/ 18. Gastroenteritis / Colitis Hyperactivity Disorder 3. Otitis Media 19. Fever 11. Cough 4. Acute Pharyngitis 20. Constipation 12. Viral Infection 5. Asthma 21. Vaccination 13. Streptococcal Sore Throat 6. Follow-up Exam 22. Abdominal Pain 14. Bronchitis 7. Allergic Rhinitis 23. Viral Diseases 15. Conjunctivitis 8. Sinusitis 24. Pneumonia 16. Esophageal Reflux ICD-10-CM codes are displayed as 24 code categories that include the 25 diagnoses from the International Classification of Diseases, Ninth Revision, Clinical Modification (ICD-9-CM) list (2 otitis media codes were included in ICD-9-CM). 25| 1. AAP pediatric coding newsletter coding.aap.org August 2013

Net Product Sales Net Product Sales Last 4 QTR Trend ($ Millions) $6 $5 $4 $3 $2 $1 $0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY19 Net Sales Guidance = $20 to $22 Million 26|

Balance Sheet Cash Trend Analysis ($ Millions) 20,000 17,500 15,000 12,500 10,000 7,500 5,000 2,500 0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Mar 10 2019* Total Assets Trend Analysis ($ Millions) 80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Mar 10 2019* 27| *Estimated balances following recently completed offering

2019 Growth Plans 1 2 3 Accelerate Business Advance Build Commercial Development Pipeline Excellence Activity CERC-301 Grow Market Share Acquire/in-license commercial-ready or CERC-406 Expand Commercial marketed asset(s) Footprint CERC-611 Acquire/in-license CERC-801 complimentary pipeline assets CERC-802 CERC-803 CERC-913 28|

Driven by Science NASDAQ:CERC www.cerecor.com Inspired by Hope